UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2015

Del Taco Restaurants, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36197	46-3340980
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25521 Commercentre Drive

Lake Forest, CA 92630

(Address of Principal executive offices, including Zip Code)

(949) 462-9300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01    Changes in Registrant’s Certifying Accountant.

(a) Predecessor independent accountant

On August 17, 2015, the Audit Committee of the Board of Directors of Del Taco Restaurants, Inc. (the “Company”) approved a change in its independent registered public accounting firm. The Audit Committee dismissed KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm effective August 17, 2015 and appointed Ernst and Young LLP (“EY”) to serve as its independent registered public accounting firm on August 17, 2015.

The reports of KPMG on the Company’s consolidated financial statements as of and for the year ended December 31, 2014 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

KPMG’s report on the financial statements of Del Taco Restaurants, Inc. (formerly known as Levy Acquisition Corp.) as of and for the year ended December 31, 2014, contained a separate paragraph stating that “The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, if the Company does not complete a business combination by August 19, 2015, or November 19, 2015 if the Company has executed a letter of intent, agreement in principle or definitive agreement for a business combination on or prior to August 19, 2015, then the Company will cease all operations except for the purpose of winding down and liquidating, thus there is a substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

Also included in KPMG’s report on the financial statements of Del Taco Restaurants, Inc. (formerly known as Levy Acquisition Corp.) as of and for the year ended December 31, 2014, was a second separate paragraph stating that “As discussed in Note 2 to the financial statements, the Company has adopted Financial Accounting Standards Board Accounting Standards Update No. 2014-10 for the year ended December 31, 2014, which resulted in the Company revising its financial statement presentation by removing references to being a development stage company and eliminating incremental financial reporting requirements to present inception-to-date financial information in the statements of operations, stockholder’s equity and cash flows.”

During the year ended December 31, 2014, and through August 17, 2015, there were no (a) disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to KPMG’s satisfaction, would have caused KPMG to make reference to the subject matter thereof in connection with its reports for such years; or (b) reportable events, as described under Item 304(a)(1)(v) of Regulation S-K.

The Company provided KPMG with a copy of the disclosures it is making in this Current Report on Form 8-K and requested from KPMG a letter addressed to the Securities and Exchange Commission indicating whether it agrees with such disclosures. A copy of KPMG’s letter dated August 17, 2015 is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Successor independent accountant

During the fiscal year and the subsequent interim period through June 16, 2015, the Company did not consult with EY regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

Exhibit 16.1	Letter of KPMG LLP dated August 17, 2015.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEL TACO RESTAURANTS, INC.

By:	/s/ Steven L. Brake
Name:	Steven L. Brake
Title:	Executive Vice President and Chief Financial Officer

Date: August 20, 2015